SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 29, 1998



                 INTERNATIONAL MULTIFOODS CORPORATION
        (Exact name of registrant as specified in its charter)




      Delaware                   1-6699                 41-0871880
(State or other jurisdiction  (Commission          (I.R.S. Employer
     of incorporation)        File Number)          Identification No.)




200 East Lake Street, Wayzata, Minnesota                      55391
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:    (612) 594-3300



                             Not applicable
       (Former name or former address, if changed since last report)



Item 5.  Other Events.


     On September 29, 1998, International Multifoods Corporation (the "Company") announced that discussions between the Company and Archer-Daniels-Midland Company ("ADM") and GRUMA, S.A. de C.V., an affiliate of ADM, related to the sale of the Company's Venezuela Foods business, have ended. See the Company's press release dated September 29, 1998, attached hereto as Exhibit 99.1, which is incorporated by reference in this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     99.1 Press release of International Multifoods Corporation dated September 29, 1998.



                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INTERNATIONAL MULTIFOODS CORPORATION





Date: September 29, 1998       By /s/ William L. Trubeck
                                  William L. Trubeck
                                   Senior Vice President Finance and
                                   Chief Financial Officer and
                                   President, Latin America Operations


                             EXHIBIT INDEX


99.1 Press release of International Multifoods Corporation dated September 29, 1998.